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Report to the Trustees of the William R. Hewlett Revocable Trust on the Proposed Merger of Hewlett-Packard and Compaq

Table of Contents

Section 1	Overview
Section 2	Executive Summary
Section 3	Portfolio Impact
Section 4	Strategic Positioning
Section 5	Integration Risk
Section 6	Financial Evaluation
Section 7	Conclusion

2

This presentation was prepared for and on behalf of the Trustees of the William R. Hewlett Revocable Trust solely for the purposes of providing advice to its Trustees. The Trustee's advisors have been retained as independent contractors to the Trustees and have no fiduciary, agency or other relationship to the Trustees, the Trust or to any other party, all of which are hereby expressly disclaimed. Therefore, no obligation or responsibility is assumed to any person with respect to this presentation and the views expressed herein or any reliance hereon, by any person, and any such obligation or responsibility is expressly disclaimed. This presentation does not purport to be a complete description of the views of or analyses performed by the Trustees or its advisors.

This presentation and the views expressed herein, as well as any estimates herein, are based solely on publicly available information and on consultants' and industry reports as well as on the views of certain consultants retained in connection with the consideration of the proposed merger by the Trustees. This presentation and the views expressed herein assume and rely upon the accuracy and completeness of all such publicly available information, reports and views and no responsibility for independent verification of any of the foregoing has been taken. All views and estimates expressed herein are based on economic and market conditions and other circumstances as they exist and can be evaluated as of the date hereof.

The views expressed in this presentation are judgments, which are subjective in nature and in certain cases forward-looking in nature. This presentation also contains estimates made without the benefit of actual measurement. Forward-looking statements and estimates by their nature involve risks, uncertainties and assumptions. Forward-looking statements and estimates are inherently speculative in nature and are not guarantees of actual measurements or of future developments. Actual measurements and future developments may and should be expected to differ materially from those expressed or implied by estimates and forward-looking statements. The information contained in this presentation does not purport to be an appraisal of any business or business unit or to necessarily reflect the prices at which any business or business unit or any securities actually may be bought or sold. In addition, where quotations have been used herein, permission to use quotations was neither sought nor obtained.

This presentation and the views expressed herein do not constitute a recommendation to any holder of shares of Hewlett-Packard or Compaq with respect to how such shareholder should vote with respect to the proposed merger and should not be relied upon by any holder as such a recommendation.

3

Friedman Fleischer & Lowe

FFL
FRIEDMAN FLEISCHER & LOWE

Team Members

Tully M. Friedman

Has over thirty years experience in finance and twenty as a private equity investor. Co-founded and was one of two managing general partners of Hellman & Friedman. Former Managing Director of Salomon Brothers. Director of Advanced Career Technologies, Inc., Archimedes Technology Group, The Clorox Company, Levi Strauss & Co., Mattel, Inc., and McKesson Corporation. Member of the Executive Committee, a Trustee, and Treasurer of the American Enterprise Institute. Founding Director of Stanford Management Company.

Spencer C. Fleischer

Last three years as a private equity investor. Nineteen years with Morgan Stanley. Former member of the worldwide Investment Banking Operating Committee. Head of Investment Banking in Asia, Head of Corporate Finance for Europe, Head of UK Corporate Finance, Head of Investment Banking in Los Angeles and Head of Corporate Finance in San Francisco. Currently Chairman of SteelPoint Technologies, Inc. and Director of Advanced Career Technologies, Inc.

Christopher A. Masto

Last three years as a private equity investor. Previously with Bain Consulting and Morgan Stanley. Director of Archimedes Technology Group.

Caleb S. Everett

Last four years as a private equity investor. Previously with The Blackstone Group and Morgan Stanley. Director of SteelPoint Technologies, Inc.

5

Parthenon

THE PARTHENON GROUP

Overview

- Founded in 1991 as a strategic advisory and principal investment firm
- Offices in Boston, San Francisco and London
- Client mix includes Global 500 companies, as well as high-growth, high-potential companies of all sizes

Team Members

Bill Achtmeyer

Bill is the Founder, Chairman, and Managing Partner of The Parthenon Group. He is a recognized expert in corporate and business unit strategy and in mergers and acquisitions. Previously, Mr. Achtmeyer was a Director at Bain & Company where he led the mergers and acquisitions practice. Mr. Achtmeyer sits on many institutional boards, including Chairman of the Board of Overseers at Dartmouth's Amos Tuck School and Chairman of the Massachusetts Society for the Prevention of Cruelty to Children. Mr. Achtmeyer holds a B.A. from Princeton University and an M.B.A. from The Amos Tuck School at Dartmouth College.

John Coughlin

John is a Partner with The Parthenon Group and heads the firm's San Francisco office. Mr. Coughlin's work focuses on business unit strategy and mergers and acquisitions. Previously, Mr. Coughlin was with the investment bank CS First Boston, and also with American Express. He graduated *Phi Beta Kappa* with an A.B. in Economics and Physics from the College of William & Mary and holds an M.B.A. from Dartmouth's Amos Tuck School.

6

Management's Reasons for the Merger
1. Accelerates current strategy
2. Creates stronger, more balanced operating model
3. Creates shareholder value through synergies and growth opportunities

Quotes from Management[1]

"Volumes have been written about the combination, much of it focused on the PC market consolidation and creating scale to cut costs. But these stories, frankly, miss the point"

"This is not a defensive move, it's an offensive move"

"This merger greatly accelerates our journey to transform ourselves into an undisputable market leader"

"Fundamentally about leading change and reinventing an industry"

"A commitment to lead and drive the industry through its next inflection point"

"It's actually all about enterprise computing and professional services"

Source: 1 425 Filings

8

Conclusions

The Proposed Merger is Unattractive to the Trust

1. Resulting business portfolio is worse than existing HP portfolio

- Business mix shift:
  - Larger PC position will increase risk and cash drain
  - Contrary to professed strategy of migrating to higher margin, less commodity-like businesses
  - Diluted interest in Imaging and Printing
- Lower margins, growth and return on invested capital

2. Acquisition will not solve HP's strategic problems

- Market position remains weak in key attractive sub-segments (high end servers, high end services)
- PC economics remain unattractive
- No material change in Imaging and Printing
- Combined entity remains "stuck in the middle" in servers – behind Dell at the low end and Sun and IBM at the high end
- Services remain heavily weighted to lower margin support, not outsourcing and consulting
- HP + CPQ ≠ IBM

3. Integration risk is substantial

- No precedent for success in big technology transactions
- Most acquisitions fail, particularly when market reaction is negative
- Integration difficulties are obvious
- Unprecedented complexity for each company
- Revenue risks offset cost synergies
- Very difficult to mesh cultures

4. Financial impact on HP shareholders is unattractive

- Market reaction very negative on 9/5 and positive 11/6
- Relative contribution of earnings favors Compaq
- HP dilution risk vs. Compaq accretion
- Weaker credit
- Increased equity risk and cost of capital

9

Market Reaction

Indexed Stock Price Performance

8/31/01-11/14/01
120%
110%
100%
90%
80%
70%
60%
Indexed Value vs 8/31/01
8/31/2001
9/7/2001
9/14/2001
9/21/2001
9/28/2001
10/5/2001
10/12/2001
10/19/2001
10/26/2001
11/2/2001
11/9/2001
Comparable Company Index[1] 15%
S&P 500 1%
HP (5%)
Compaq (19%)

Note: Stock data through 11/14/01

[1] Comparable company index consists of Accenture, Computer Sciences, Dell, EDS, EMC, Gateway, IBM, Lexmark, Sun

10

Market Reaction

Indexed Stock Price Performance

11/5/01-11/14/01
140%
130%
120%
110%
100%
90%
80%
Indexed Value vs 11/5/01
11/5/01
11/9/01
11/14/01
HP 31%
Compaq 11%
11/14/01: HP Earnings Announcement
11/6/01: Walter Hewlett Announcement

11

Analyst Reaction[1]

Positive
Neutral
Negative
Pros
Cons
Number of Analyst Opinions
3
3
3
4
1
2
1
5
3
3
9
1
3
1
4
6
1
7
Synergies Plausible
Scale Helpful
Enterprise Computing Enhanced
Logical if Successful
High Execution Risk
Greater Revenue Leakage
Not Transform-ational
Competitive Threat Increased
Portfolio Deterioration

Two downgrades of HP ratings

[1]	Based on FFL analysis of analyst reports published from 9/3/01 to 11/14/01

12

[1]	425 Filing
[2]	Based on Morgan Stanley research dated 10/2/01, FFL estimates
[3]	Banc of America Securities research dated 10/11/01
[4]	Before potential revenue losses

14

[1]	Morgan Stanley research dated 10/2/01, FFL estimates, excluding non-recurring and extraordinary items allocated to segments based on revenues
[2]	Banc of America Securities research dated 10/11/01
[3]	Before potential cost savings and revenue losses

15

Note:	[1]	Based on SG Cowen research dated 10/10/01; segment valuations based on revenue multiples
	[2]	SG Cowen estimates presented without multiple premium; SG Cowen estimated a likely multiple premium of 13%; giving a total purchase value of $26.90

16

Segment Valuation Commentary

Portfolio Impact

Bernstein,
9/10/01

- *"We do think that HWP's Imaging business is worth more than $20 per share, due to the fact that it is stable, generated about $1.10 in EPS in FY00, and should be able to grow sustainably at 10%+ going forward."*

SG Cowen,
11/7/01; 10/10/01

- *"Imaging/Printing…would represent the bulk of valuation support at upwards of $20 / share."*
- *"HP's Imaging/Printing franchise was alone worth in the vicinity of $20-$22 / share."*
- *"$5-$6 / share value for HP's IT Services business and $3-$6 for the rest."*

Banc of America,
10/11/01

- *"On a P/E basis, we come up with very similar results. By applying Lexmark's current FY02 P/E ratio of 16x to HP's potential FY02 operating income generated from its imaging and printing segment, we arrive at a valuation nearly identical to the one obtained using historical P/S."* ($14 @ 16x FY02 P/E and $13 @ 1.4x FY01 P/S)

17

Relative Performance

HP
Compaq
Combined

Portfolio Impact

Revenue Growth
(1999-2004E)
Year-on-Year Revenue Growth
30%
20%
10%
0%
-10%
-20%
-30%
1999
2000
2001E
2002E
2003E
2004E
23.6%
15.3%
8.9%
10.0%
11.1%
HP
-6.6%
-1.9%
-1.2%
-2.9%
3.6%
3.4%
2.5%
1.6%
Compaq
HP
Compaq
Combined
-13.9%
-22.2%

Gross Margin
(1998-2004E)
Gross Margin
35%
30%
25%
20%
15%
1998
1999
2000
2001E
2002E
2003E
2004E
29.6%
29.6%
27.9%
26.0%
26.2%
27.0%
HP
27.3%
26.7%
26.3%
25.9%
23.9%
23.7%
24.4%
Combined
24.7%
23.1%
22.7%
23.5%
21.1%
20.3%
20.7%
Compaq
21.2%

R&D/Revenue
(1998-2004E)
R&D/Revenue
8%
6%
4%
2%
0%
1998
1999
2000
2001E
2002E
2003E
2004E
6.0%
5.7%
5.5%
5.9%
6.1%
5.6%
HP
Combined
5.4%
5.3%
5.0%
4.5%
5.2%
5.3%
5.0%
4.8%
4.3%
4.3%
3.5%
4.3%
4.2%
4.0%
4.0%
Compaq

SG&A/Revenue
(1998-2004E)
SG&A/Revenue
20%
15%
10%
5%
0%
1998
1999
2000
2001E
2002E
2003E
2004E
16.0%
15.4%
14.9%
16.5%
15.8%
15.2%
14.6%
14.4%
14.3%
16.0%
16.1%
16.1%
15.7%
15.1%
Combined
15.5%
15.0%
14.4%
HP
14.9%
14.7%
14.3%
Compaq

Note:	Historical data from 10-Ks, excluding extraordinary and non-recurring items; HP based on Morgan Stanley research dated 10/2//01, FFL estimates. Compaq based on Banc of America Securities research dated 10/11/01
18

Note:	Historical data from 10-Ks, excluding extraordinary and non-recurring items; HP based on Morgan Stanley research dated 10/2//01, FFL estimates. Compaq based on Banc of America Securities research dated 10/11/01; Return on Assets calculated as EBIT/Total Assets; Return on Equity Calculated as Net Income/Shareholders’ Equity

19

Source: Parthenon Analysis

[1]	Monochrome and Inkjet unit market share based on Sanford Bernstein 2001E estimates; Color laser unit market share based on IDC 2000 data; Scanner unit market share (flat-bed scanners) based on IDC 2000 data from Morgan Stanley; Digital Camera unit market share based on ARS Market Track March 2001 data

[2]	Commercial and Consumer unit market share based on 2Q’01 IDC and Deutsche Bank PC Hardware Report, November 2001

[3]	Revenue market share based on YTD 2001 IDC data

[4]	Revenue market share data based on IDC 2001 full year estimates as of 11/01. Internal includes direct attached internal and internal JBOD. DAS includes direct attached external and external JBOD.

[5]	Total revenue and market size data based on IDC report “Worldwide IT Services Industry Forecast and Analysis: 2000-2005” and revenue share breakdown from Banc of America Securities report “The HP/Compaq Merger: Piecing Together the Puzzle,” 10/11/01. Position data only compared against Top 10 global providers of IT services

[6]	IDC report “Hewlett-Packard and Compaq Look to the Future” worldwide market shares for Printing, PCs, and Servers

[7]	Relative Market Share defined as HP or combined company market share divided by market share of #1 player if HP or combined company is #2 or below or divided by market share of #2 player if HP or combined company is #1

21

[1]	Morgan Stanley research dated 10/2/01, FFL estimates, excluding non-recurring and extraordinary items allocated to segments based on revenues

[2]	Banc of America Securities research dated 10/11/01

[3]	Before potential cost savings and revenue losses

[4]	Management projections as stated in HP SEC Form 425 filing, 10/25/01

[5]	Deutsche Bank, 11/07/01

22

[1]	Dell, Gateway, and Apple margins for full company — 1998-2000 data from 10Ks, 2001 data from Prudential “PC and Enterprise Hardware” Report, 9/01; Compaq margins for Consumer and Commercial Personal Computing — 1998-2000 data from 10Ks; 2001 data from Banc of America Securities Compaq Initiating Coverage Report, 10/11/01; HP margins for PCs only based on Morgan Stanley Equity Research as of 10/2/01; IBM margins for Personal Systems Hardware segment — 1998-2000 data from Annual Report, 2001 3 quarters of data from Quarterly Financial Releases, 4th quarter assumed to be equal to 3rd quarter margin

Source: Parthenon Analysis, Morgan Stanley Dean Witter, Banc of America Securities, IDC, Prudential, Company annual reports

23

Strategic Positioning

Worldwide Unit Sales by Vendor

- Dell assumed the worldwide market leader position in 2001
- Compaq is losing share; Dell's share continues to grow

71 MM
84 MM
96 MM
111 MM
124 MM
122 MM
131 MM
143 MM
155 MM
100%
80%
60%
40%
20%
0%
Worldwide PC Unit Shipments (MM)
Other Vendors
Gateway
Fujitsu
Toshiba
Acer
Dell 4%
HP 4%
Apple
Packard Bell NEC
IBM 9%
Compaq 11%
Dell 6%
HP 6%
Compaq 13%
Dell 8%
IBM 8%
Compaq 14%
HP 7%
Dell 10%
IBM 7%
HP 8%
Dell 12%
Compaq 13%
IBM 8%
Compaq 11%
Dell 14%
Compaq 10%
Dell 15%
Compaq 10%
Dell 16%
Compaq 9%
1996
1997
1998
1999
2000
2001
2002
2003
2004

Source:	Parthenon Analysis, Morgan Stanley Dean Witter research report “PC Hardware: Cross Checks- PC Databook Update”, issued October 16, 2001, IDC PC tracker

24

Note: All disadvantages come from indirect model and allocations may be interchangeable. Data used in Bernstein report included 2Q’01 results and estimates for CY’01. Operating margins for PC hardware estimated based on company interviews and backing into reported margins from data provided “beyond-the-box.” Margin assumptions for each product line add up to total reported margins. Once gross operating margins were established for each product line, revenue (which gives ASP), operating expense and gross margin per PC were examined. This was combined with Bernstein Surveys and Website checks, which suggested that ASPs for major vendors were similar. All of the reported difference in margins can be attributed to differences in distribution, manufacturing, and SG&A efficiencies

Source: Parthenon Analysis, Bernstein Research, Gateway Computer Report, 8/20/01, p. 4

25

Source: Parthenon Analysis

[1]	Morgan Stanley research dated 10/2/01, FFL estimates, excluding non-recurring and extraordinary items allocated to segments based on revenues

[2]	Banc of America Securities research dated 10/11/01

[3]	Before potential cost savings and revenue losses

[4]	Management projections as stated in HP SEC Form 425 filing, 10/25/01

[5]	Estimates of Compaq’s contribution to Lexmark from article on CNET (http://news.cnet.com/nes.0-1006-200-7058372.html) and Lexmark press releases

[6]	Dell estimate assuming Dell peripheral sales mirror overall market from Euromonitor, “Computer Peripherals in USA 2000” and HP has similar share of Dell imaging sales as share in total market

[7]	Market and segment growth rates derived as follows: Historical CAGRs represent 1997-2000. MFPs: Historical CAGRs based on Lyra Research, Inc., “The 2000 Worldwide Printer Market Review and Forecast,” August 2000. Inkjet and Laser Supplies: Historical CAGRs based on IDC, “U.S. Inkjet and Laser Printer Installed Base and Supplies Market Forecast and Analysis, 2000-2005,” June 2001. WW supplies estimated by setting supplies revenue equal to 90% of laser and inkjet printer hardware revenue, as was the average for both HP and Lexmark for each of the first three quarters of 2000 as cited in Bernstein Research note “Lexmark vs. Hewlett-Packard: Lexmark Is the Better Printer Play,” 11/22/2000. The derived estimate of US/WW supplies of 61% was held constant through horizon. Digital Cameras: Historical CAGRs based on IDC, “Worldwide Digital Camera Market Forecast and Analysis, 2000-2005,” May 2001. Scanners: Historical CAGRs based on IDC, “Worldwide Scanner Forecast and Analysis, 2000-2005,” August 2001. Color Laser, Inkjet, Mono Laser, and Impact Printers: Historical CAGRs based on IDC, “Worldwide Printer Market Forecast and Analysis, 2000-2005,” August 2001.

[8]	Worldwide Inkjet and Worldwide Monochrome Laser Printer unit market shares and U.S. Inkjet MFP revenue market shares provided by Bernstein Research Call “Enterprise Hardware,” 10/26/00, Exhibits 6, 8, which in turn cite Dataquest, IDC, Corporate Reports, and Bernstein Estimates.

26

Source: Parthenon Analysis

[1]	Historical CAGRs represent 1997-2000. Projected CAGRs represent 2000-2005E. CAGRs were derived as follows: MFPs: Historical and projected CAGRs based on Lyra Research, Inc., “The 2000 Worldwide Printer Market Review and Forecast,” August 2000. MFP projected CAGR is for 2000-2004E. Inkjet and Laser Supplies: Historical and projected CAGRs based on IDC, “U.S. Inkjet and Laser Printer Installed Base and Supplies Market Forecast and Analysis, 2000-2005,” June 2001. WW supplies estimated by setting supplies revenue equal to 90% of laser and inkjet printer hardware revenue, as was the average for both HP and Lexmark for each of the first three quarters of 2000 as cited in Bernstein Research note “Lexmark vs. Hewlett-Packard: Lexmark Is the Better Printer Play,” 11/22/2000. The derived estimate of US/WW supplies of 61% was held constant through horizon. Digital Cameras: Historical and projected CAGRs based on IDC, “Worldwide Digital Camera Market Forecast and Analysis, 2000-2005,” May 2001. Scanners: Historical and projected CAGRs based on IDC, “Worldwide Scanner Forecast and Analysis, 2000-2005,” August 2001. Color Laser, Inkjet, Mono Laser, and Impact Printers: Historical and projected CAGRs based on IDC, “Worldwide Printer Market Forecast and Analysis, 2000-2005,” August 2001. Column widths reflect estimates of segment share of 2000 worldwide I&P revenue (except supplies, which are U.S. as indicated above)

[2]	Operating margins were estimated as follows: Canon: net sales for business machine product group and operating profit for business machines group as stated in Canon, Inc.’s 20-F SEC filings as provided by EDGAR Online, Inc. HP: I&P Operating margins as detailed in 10Ks. Lexmark: operating margins as identified in annual income statement provided by OneSource and excludes unusual income/expenses where indicated. Lexmark is nearly pure-play imaging and printing and the firm-wide operating margin was used. Ricoh: sales for office equipment product group (includes, but is not limited to copiers, printers, and related supplies) and operating income for office equipment group as stated in Ricoh’s annual reports for 2001 and 1998, available on Ricoh web site (http://www.ricoh.co.jp/IR/e/results/index.html)

27

Strategic Positioning

HP Imaging & Printing Market Share Trends

- HP has strong market share, but competitors have been eroding this position

Worldwide Inkjets

Unit Share
100%
80%
60%
40%
20%
0%
Lexmark 10%
Canon 21%
Epson 26%
HP 41%
Lexmark 14%
Canon 18%
Epson 24%
HP 43%
Lexmark 18%
Canon 17%
Epson 23%
HP 41%
Lexmark 22%
Canon 16%
Epson 22%
HP 39%
1998
1999
2000E
2001E

Worldwide Monochrome Laser Printers

Unit Share
100%
80%
60%
40%
20%
0%
Other 17%
HP 63%
Other 17%
HP 59%
Other 17%
HP 59%
Other 16%
HP 60%
1998
1999
2000
2001E

Worldwide Inkjet MFPs

Unit Share
100%
80%
60%
40%
20%
0%
HP 55%
HP 49%
HP 46%
1997
1998
1999

Worldwide Color Page Printers

Unit Share
100%
80%
60%
40%
20%
0%
HP 41%
HP 40%
1998
1999
2000

Source: Parthenon Analysis

[1]	Worldwide Inkjet and Worldwide Monochrome Laser Printer unit market shares and U.S. Inkjet MFP revenue market shares provided by Bernstein Research Call “Enterprise Hardware,” 10/26/00, Exhibits 6, 8, which in turn cite Dataquest, IDC, Corporate Reports, and Bernstein Estimates. IDC includes some color laser MFPs in this estimate

[2]	Worldwide Color Page Printer unit market shares for 1999 and 2000 provided by IDC “Worldwide Printer Market Forecast and Analysis, 2000-2005,” August 2001. Worldwide Color Page Printer unit market shares for 1998 and 1H2001 provided by IDC communication on 11/14/2001. 1998 and 1999 “Other” includes Tektronix (26.4% in 1998, 1999 n/a), acquired by Xerox in 2000.

[3]	Worldwide MFP unit market shares provided by Lyra Research, Inc., “The 2000 Worldwide Printer Market Review and Forecast,” August 2000. Compaq printers are OEMed through Lexmark.

28

[1,2]	“IBM Gains in Shrinking Server Market,” CNET.com, 9/13/01

[3]	Compaq 10Q for quarter ended 9/30/01

[4]	Based on Factory Revenues as reported in IDC “Server Tracker” database (2Q’01 data)

[5]	“HP Fighting Back in Unix Server Wars,” CNET.com, 10/25/01

[6]	“The HP/Compaq Merger: Piecing Together the Puzzle,” Banc of America Securities, 10/11/01; p. 26 for market share, p. 5 for external storage revenue

[7]	Morgan Stanley research dated 10/2/01, FFL estimates, excluding non-recurring and extraordinary items allocated to segments based on revenues

[8]	Banc of America Securities research dated 10/11/01

[9]	Before potential cost savings and revenue losses

[10]	Management projections as stated in HP SEC Form 425 filing

29

Source: Parthenon Analysis

[1]	2001 calendar YTD through 2Q’01. Based on 1Q’01, 2Q’01 Factory Revenues as reported by IDC in “Server Tracker” database. Other operating systems include IDC’s “Other” category and OpenVMS (Compaq only)

[2]	2001 calendar YTD through 2Q’01. Based on 1Q’01, 2Q’01 Factory Revenues as reported by IDC in “Server Tracker” database. Price range categories defined by IDC: “Entry” is less than $100k; “Mid-Range” is $100,000-$999,999; “High End” is $1MM+

30

Strategic Positioning

2Q '01 vs. 2Q '00 Growth Trends by Segment[1]

Unix Servers
Quarter over Quarter Percentage Change in Factory Revenue
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
4.6%
-13.6%
-14.4%
-24.2%
IBM
Compaq
HP
Sun

Windows Servers
Quarter over Quarter Percentage Change in Factory Revenue
10%
5%
0%
-5%
-10%
-15%
-20%
-25%
4.2%
3.7%
-24.0%
-24.5%
IBM
Dell
Compaq
HP

Linux Servers
Quarter over Quarter Percentage Change in Factory Revenue
45%
35%
25%
15%
5%
-5%
-15%
-25%
40.7%
34.3%
-1.6%
-14.8%
IBM
Dell
HP
Compaq

Source: Parthenon Analysis

[1]	Based on 2Q’01 and 2Q’00 Factory Revenues as reported by IDC in “Server Tracker” database

31

Source: Parthenon Analysis

[1]	Average server prices calculated by dividing Customer Revenues for all servers, as reported by IDC in “Server Tracker” database by total server units, as reported in IDC “Server Tracker” database

[2]	2.25-year CAGR calculated from 1Q’99 to 2Q’01

[3]	“US Distribution Channel Trends, 1998,” Gartner/Dataquest, report product code DCPC-WW-MT-9901, 7/99, p.27

[4]	“Dell Company Highlights and Investment Profile,” Goldman Sachs Equity Research, 6/7/01

32

Source: Parthenon Analysis

IDC. Draft, “Worldwide Disk Storage Systems Market Forecast and Analysis, 1999-2005”, November 13, 2001

[1]	Internal includes internal “JBOD”

Notes:	SAN is “Storage Attached Network,” NAS is “Network Attached Storage,” DAS is “direct attached storage.” Compaq is $20MM in NAS. External Direct Attached is direct attached storage excluding external JBOD and all other internal direct attached storage

33

Source: Parthenon Analysis

[1]	IDC Report: “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001

[2]	Banc of America Securities report: “The HP/Compaq Merger: Piecing Together the Puzzle,” 10/11/01. Projects support mix to be 54%, with consulting and outsourcing at 29%. The remaining 17% is projected to be financing revenue

[3]	Banc of America Securities Report: “Compaq Computer Corporation: Transitioning the Business Model,” 10/11/01, p. 20-21 Compaq’s “business critical servers” revenue is projected at $2.5B in 2001, a 21% decline from 2000, and is projected to decline by 18% to $2.0B in 2002

[4]	IDC Report: “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001

[5]	Morgan Stanley research dated 10/2/01, FFL estimates, excluding non-recurring and extraordinary items allocated to segments based on revenues

[6]	Banc of America Securities research dated 10/11/01

[7]	Before potential cost savings and revenue losses

[8]	Management projections as stated in HP SEC Form 425 filing, 10/25/01

34

Source:	Parthenon Analysis; Company 2000 service revenues, market size and segmentation from IDC Report: “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001. Company services allocation from analyst reports and company 10-Ks

[1] IDC Report: “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001
Note: Condensed IDC’s eleven services categories into four. Support includes “Hardware support and installation” and “Packaged software support and installation" Outsourcing includes: “Processing Services,” “IS Outsourcing,” “Application Outsourcing,” and “NetworkInfrastructure Management” segments as defined by IDC. IT Consulting includes: “IT Consulting” and “IT Training and Education” as defined by IDC. Systems Integration includes “Systems Integration,” “Custom application development and maintenance,” “Network consulting and integration” as defined by IDC. Growth rates represent weighted averages of the re-categorized groups, p. 16-31

35

Source: Parthenon Analysis

[1]	IDC Report: “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001
Note: Condensed IDC’s eleven services categories into four. Support includes only “Hardware support and installation.” “Packaged software support and installation” has a CAGR of 15.9% over the same time period. Outsourcing includes: “Processing Services,” “IS Outsourcing,” “Application Outsourcing,” and “Network Infrastructure Management” segments as defined by IDC. IT Consulting includes: “IT Consulting” and “IT Training and Education” as defined by IDC. Systems Integration includes “Systems Integration,” “Custom application development and maintenance,” “Network consulting and integration” as defined by IDC. Growth rates represent weighted averages of the re-categorized groups, p. 16-31

[2]	KPMG CY 2000 overall operating margin from Morgan Stanley Dean Witter, “KPMG Consulting,” 08/08/01, p. 11. KPMG margins are of net revenue, not gross revenue. ACN overall operating margin estimated for CY 2002 by UBS Warburg Report: “Accenture: Initiating Coverage,” 09/19/01, p. 59. Note: ACN’s margins for the year ended 2/28/01 based on the S-1 Registration statement, 04/19/01, p. 41, were 23%. This is excluding payments of partner distributions. Maximus margins estimated by Dain Rauscher Wessels report: “Maximus: Initiating Coverage,” 08/16/01, p. 2. The margins are estimated for Systems work specifically. This was the only systems integration margin we could conclusively isolate. EDS overall pro forma 2000 operating margins from 2000 10-K, p. 17. CSC overall 2001 FY margins (FY ends in March) from Merrill Lynch Capital Markets report: “Computer Sciences Corporation,” 08/02/01, p. 6-7. CPQ overall service operating margins in 2000 estimated by Banc of America Securities report: “Compaq Computer Corporation: Transitioning the Business Model,” 10/11/01, p. 20. Unable to break out support-focused margins, but since Compaq is mostly support we used this as a proxy. HP support-specific margins estimated by Morgan Stanley Equity Research/Parthenon correspondence, 11/08/01

[3]	Compaq estimate includes services revenue from DEC/Tandem legacy systems, which may have higher margins than the majority of their service revenue

36

Note:	HP and Compaq include financing in services revenue while others do not. Note: Services revenues are from IDC report cited below to maintain consistency across companies. Estimates might conflict with management’s numbers

Source:	Parthenon Analysis; Services revenues are from IDC report “Worldwide IT Services Industry Forecast and Analysis, 2000-2005,” July 2001, p. 71. Banc of America Securities report: “The HP/Compaq Merger: Piecing Together the Puzzle,” 10/11/01, p. 18, estimated HWP, Compaq and the combined company revenue breakdowns into categories of “support,” “outsourcing,” “consulting” and “financing.” Assumed that 2/3 “consulting” revenue was systems integration for CPQ and for HP because they perform systems integration and because Banc of America Securities Report: “Compaq Computer Corporation: Transitioning the Business Model,” 10/11/01, p. 20-21 calls a business unit of Compaq “systems integration” and does not mention consulting. Goldman, Sachs report: “Details: IBM’s Services Business Seems to be Tracking to Plan,” 08/14/01, p. 2, estimates IBM’s breakdown as 10% consulting, 15% SI, 40% outsourcing. Estimated that the remainder was in support/maintenance. Merrill Lynch report: “International Business Machines,” 09/27/01, p.18, claims that in 2000 IBM had 35% revenue in outsourcing, 24% revenue in SI, 6% revenue in consulting, and 36% revenue in product support & services, network services and maintenance. Used a straight average of the two numbers. UBS Warburg report: “Accenture: Initiating Coverage,” 09/19/01, p. 15, estimated that 15-20% of revenues was in outsourcing, 35-45% systems integration, and 40-50% for consulting. Estimated 15% for outsourcing, 40% for systems integration, and 45% consulting. EDS’s 2000 10-K (p. 12-13) breaks down revenue and claims that 77% of revenues are in “information solutions” or outsourcing, 12% of its revenues are in consulting, and 14% are in BPM (a form of outsourcing). It does not appear that companies other than HP and Compaq count financing revenue among their services revenue. If this is not the case, these estimates may omit financing revenues

37

Strategic Positioning

Strategic Positioning

Management has positioned the merged entity as the broadest IT company in the world and as a direct competitor to IBM

- The combined companies will have *"the industry's most complete set of IT products and services for both businesses and consumers."*

  — Press Release, September 3, 2001[1]

- *"For the first time in a very long time, IBM will have a competitor that is strong enough to take head on."*

  — Management, September, 2001[1]

- Customers *"don't want to put pieces together. They want to buy IT as a utility. They really want a trusted partner who can do it all and there's only going to be a couple of companies that are going to be doing that and we are absolutely one of them."*

  — Management, September, 2001[1]

- *"'No other company on the planet will have an offering of the depth'…the merged business would directly compete with IBM and possibly surpass it in sales."*

  — Tom Perkins, Compaq Director, November, 2001[2]

- More focused competitors are doing well
- IBM remains much stronger and bigger
- Important gaps in software and services

[1]	425 Filings; The Economist

[2]	San Francisco Chronicle, November 14, 2001

38

[1]	Banc of America Securities research dated 10/11, Morgan Stanley research dated 10/2/01, FFL estimates

[2]	Banc of America Securities research dated 9/6/01

[3]	Market Attractiveness Score based on composite of profitability (50% weighting), market growth (25%), and market size (25%)

[4]	Competitive Position Score based on composite of Relative Market Share (40%) and Business Model Effectiveness (60%)

Source:	Parthenon Analysis, IDC, Morgan Stanley, Banc of America Securities, Electronic Engineering Times, Company 10Ks, Hoover’s, Company Financial Releases, SG Cowen, Parthenon estimates

39

Notes:	[1] Financial Times 9/10/01, page 15

41

Notes:	[1] Ashok Kumer, US Bancorp Piper Jaffray, quoted in San Jose Mercury News, Sept 9, 2001
[2] Bernstein research dated 9/19/01

42

Implications of Negative Market Reaction

Integration Risk

- For large cap acquirors, negative initial reaction deals underperformed positive initial reaction deals by 7.2%

Large Cap Acquiror Initial Reaction
Positive
All
Negative
0%
-2%
-4%
-6%
-8%
-10%
-12%
-14%
-16%
Two-Year Cumulative Performance Relative to Market
-6.6%
-10.2%
-13.8%

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Source: Sanford Bernstein

Integration Risk

Other Research

McKinsey[1]

- Study of 160 acquisitions between 1995 and 1996 showed that overall acquirors' organic growth in revenue lagged industry peers by 4 percentage points concluding that *"ultimately, it's the revenue that determines the outcome of a merger, not costs; whatever the merger's objectives, revenue actually hits the bottom line harder"*
  - Revenue shortfall is cumulative and compounding: 1% shortfall in revenue growth requires cost savings 25% higher that anticipated
  - 40% of mergers fail to capture the identified cost synergies
  - Of 160 acquirors, only 12 achieved organic growth rates significantly ahead of their peers

Booz Allen[2]

- Study of 78 transactions from 1997 to 1998 found that 53% failed to meet their objectives, and that "*the more strategic the rationale for the merger, the greater the likelihood of failure*"

University of Chicago[3]

- Study concluded that the harsher the stock market reaction in the days following an announcement, the less likely a deal was to succeed

Note:	[1] The McKinsey Quarterly, 2001 Number 4, “Why Mergers Fall”
[2] Booz-Allen & Hamilton. Merger Integration Delivering on the Promise 2001
[3] Study by Steve Kaplan of University of Chicago as cited in Wall Street Journal, 9/05/01

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Integration Risk

Negative Market Reaction

- The negative market reaction was unusually large in this transaction

One Month Post-Announcement Acquiror Stock Performance[1]

5%
0%
-5%
-10%
-15%
-20%
-25%
-0.1%
All
0.1%
Large Cap
1.1%
Compaq/ DEC
-2.5%
AT&T/ NCR
-2.7%
HP/ Apollo
-2.8%
HP/ Verifone
-11.4%
SGI/ Cray
-22.3%
HP/ CPQ

Note: [1]Net of market performance
Source: Sanford Bernstein

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Integration Risk

Key Execution Risks

- Senior management loss of tactical focus
  - *"It is critical that we operate as independent companies and competitors until the merger is complete"*[1]
- Competitive response
- Channel conflict
- Customer caution
  - Conservative purchasing
  - Concern about product overlap
  - Relationship discontinuity
  - Diversification of supply
- Supply chain integration
- Defections

Note:	[1] Management, September 2001, 425 Filings

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Integration Risk

HP & Compaq Acquisition History

- Neither company has experience with an acquisition of this magnitude
- All of Hewlett-Packard's and Compaq's prior deals have involved much smaller targets, both in terms of revenue and relative size

= HP Acquisition
= Compaq Acquisition
$40
$35
$30
$25
$20
$15
$10
$5
$0
Size of Target Revenues ($ Billions)
80%
70%
60%
50%
40%
30%
20%
10%
0%
Percent of Acquiror Revenues
$33.0
73%
$13.1
53%
$1.9
11%
$0.7
7%
$0.5
1%
Compaq
Digital
Tandem
Apollo
Verifone
HP and Compaq Acquisition Targets

Note: Deals since 1987 involving public targets, deal value greater than $500M and target TTM revenues greater than $100M

Source: Parthenon Analysis, Thomson Financial Mergers and Acquisitions
database, 2001 revenue estimates for HP and Compaq from Banc of America report,
10/11/01, Compaq 1997 10K, Compaq S-4 filed 7/30/97, HP 1997 10K, HP earnings press release, 11/17/98

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Integration Risk

Sources of Potential Revenue Loss by Segment

Access

- Retailers want competition
- Customers want choice
- Compaq brand equity lost
- Competitors take share
- Product rationalization
- SG Cowen estimates 25% revenue decline[1]

Imaging/Printers

- Gain Compaq's printer sales representing 0.7%-1.5% of HP sales[2]
- Lose HP sales through Dell? (~4%)[2]
- Insufficient focus on new products?

Enterprise

- Sales force integration: loss of account managers
- Customer caution
- Product and architecture rationalization
- SG Cowen estimates 11% revenue deterioration[1]

Services

- The service business follows servers
- Sales integration
- SG Cowen estimates 6% revenue decline[1]

[1]	SG Cowen research report 10/10/01

[2]	Bernstein Research, 9/7/01 “Hewlett-Packard and Compaq: Merger could shrink entity materially”; CNETnews.com 9/5/01 “The starting line: Lexmark can live without Compaq”; Computer Reseller News, 6/29/98 “Dell to Buy Printers Direct from HP”, Euromonitor report “Computer Peripherals in the USA” 2000, Raymond James & Associates equity research

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[1]	Based on discount in Morgan Stanley’s Pro Forma, Best and Worst case scenarios from sum of Morgan Stanley’s standalone 2003 revenue estimates for HP and Compaq

[2]	Based on Salomon Smith Barney’s estimate of $1B lost for the first six quarters post deal (Q3 2002 – Q4 2003)

[3]	AT&T/NCR lost sales in Product and Systems Division“mainly due to the loss of sales from some products that were phased out after the 1991 merger of AT&T and NCR Corporation”: AT&T 1993 Annual Report

[4]	Estimated sales lost Q2 1997 vs. Q2 1998 based on Dataquest PC unit market share figures found in press releases, 7/28/97, 7/27/98

[5]	Average of Parthenon midpoint, Morgan Stanley 2003 Pro Forma case (12.1%), the midpoint of Bernstein’s base and downside case, SG Cowen’s base case (12%), Banc of America’s 2003 base case (8%), and SSB estimate

[6]	Average of two values shown

Source:	Parthenon Analysis, Cowen Report, 10/10/01, Bernstein Research, 9/7/01, Banc of America Securities 10/11/01, Morgan Stanley Research 9/5/01, Salomon Smith Barney Research 10/4/01, AT&T 1993 Annual Report, Dataquest PC unit market share figures from press releases, 7/28/97, 7/27/98

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[1]	Adjusted for the removal of a gain from the sale of Compaq’s investment in Altavista for $1.2B and a restructuring charge of $868 million, and assuming the same tax rate of 39.1%

[2]	Adjusted for the removal of a restructuring charge

[3]	Average includes Painewebber’s low case ($1.85) and MSDW’s base case ($1.65)

Source:	Parthenon Analysis, CSFB report, 5/12/98; DLJ report, 7/12/98; Painewebber, 5/7/98; MSDW, 8/19/98; H&Q, 5/7/98; Compaq 1999 Annual Report

50

[1]	HP 425 filing dated 9/4/01

[2]	Compaq 425 filing dated 10/15/01

[3]	NCR 10-12B filing dated 9/26/96

[4]	Business Week, 8/28/89 “Information Processing: This is Hardly the Turning Point Unisys Had in Mind,” Unisys 2000 annual report

[5]	Credit Card Management “Verifone’s Rivals Step Up the Pressure” found on Hypercom website, Computerworld, 5/14/01, page 10

[6]	Chronology of Workstation Computers, 2001, Electronic Business Buyer, 6/94, page 36, Upside 4/98, page 4

[7]	Compaq S-4, 5/6/98, Compaq 1998 and 2000 annual reports

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[1]	Reuters, 9/5/01, “Sun CFO says HP-Compaq is a ‘gold mine’ for his firm”

[2]	Wall Street Journal, 9/6/01, “H-P, Compaq Have Sorting to Do Before Combining Across Europe”

[3]	Computer Reseller News, 11/12/01, “HP & Compaq: How They Stack Up”

[4]	Business Line’s eWorld, 9/19/01, “And promises to keep”

[5]	NetworkWorldFusion, 9/4/01, “HP/Compaq merger brings opportunity for competitors”

[6]	Computerworld, 10/15/01 “IT Managers Wary of HP/Compaq Merger”

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Management Post-Merger

Integration Risk

Name	**New Position**	**Current Position**
Carly Fiorina	Chairman & CEO	HP Chairman & CEO
Michael Capellas	*President*	*Compaq Chairman & CEO*
Robert Wayman	CFO	HP CFO
Bob Napier	*SVP & CIO*	*CIO of Compaq*
Shane Robison	*CTO & SVP Corporate Strategy*	*CTO & Head of Strategy at Compaq*
Vyomesh Joshi	President of Imaging / Printing	President of HP Imaging / Printing
Duane Zitzner	President of Access Devices	President of HP Computing Systems
Peter Blackmore	*President of IT Infrastructure*	*EVP of Sales & Services for Compaq*
Ann Livermore	President of Services	President of HP Services
Mike Winkler	*EVP, Operations*	*EVP, Global Business Units*

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Integration Risk

Culture

"We recognize that integrating two cultures—each with its own distinct heritage—is a challenge. But the success of the combined company depends on building a strong common culture."
– Management, September 2001[1]

- Merger integration: Harder than a takeover—change two cultures vs. impose one
  - *"We want to partner with Compaq, not just assimilate Compaq into HP."*
    — Management, September 2001[1]
  - Management and board positions
- These two cultures are very different
  - Comments from employees and bankers familiar with both companies, statements by channel partners, and observations by analysts indicate very different cultures
  - *"The HP culture is more professional, more solution-driven, more partner driven. The Compaq side is all about the arrogance of 'We're Compaq, and we have market share.'"*
    — CEO of a channel partner: Computer Reseller News, 11/12/01
- Internal reorganizations happening at the same time:
  - *"We at HP are in the midst of a reinvention process. Compaq has been in the midst of its own transformation."*
    — Management, September 2001[1]
- Geography: Worldwide integration
- Challenging economic environment

[1]	Source: 425 Filings

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Financial Evaluation

"Some transactions may make sense for reasons that managers can't fully explain to the market – or for reasons they can explain but the market refuses to believe. Nevertheless, the market's reaction to a deal is a common proxy for the likelihood that it will succeed, taking into account all information available at the time. We think it is a useful proxy."

– McKinsey& Company[1]

Indexed Stock Price Performance
120%
110%
100%
90%
80%
70%
60%
Indexed Value vs 8/31/01
8/31/2001
9/7/2001
9/14/2001
9/21/2001
9/28/2001
10/5/2001
10/12/2001
10/19/2001
10/26/2001
11/2/2001
11/9/2001
Comparable Company Index[2] 15%
S&P 500 1%
HP (5%)
Compaq (19%)

[1]	The McKinsey Quarterly 2001 Number 1, “Deals that Create Value”

[2]	Comparable Company Index consists of Accenture, Computer Sciences, Dell, EDS, EMC, Gateway, IBM, Lexmark, and Sun

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Market Quantification of Risk

Financial Evaluation

- As of 11/5, relative to the index, Hewlett-Packard had a 33% decline in value per share since the announcement
- The combined companies had lost $18 billion in market value, $24B relative to the index

Market Capitalization (Dollars in Billions)
$80
$70
$60
$50
$40
$30
$20
$10
$0
$45B
HP
$21B
Compaq
$6B
Index Growth
$24B
Lost Value
$48B
$15B
Compaq
$33B
HP
8/31/2001
8/31/2001
11/5/2001
Lost Value
11/5/2001

Note: Based on closing share prices as of dates indicated. Index growth defined as hypothetical change in combined market value had share price performed in line with an index of comparable companies consisting of Computer Sciences, Gateway, Dell, IBM, Lexmark, Sun, EMC, EDS and Accenture

57

Financial Evaluation

Recent Market Price Movements

- On 11/14/01, the comparable company index stood at 115% of its 8/31 level
- HP and Compaq were at 95% and 81% respectively, trailing the index by $17B
- Since 11/5, transaction uncertainty and strong HP Q4 results contributed to the increase in HP share price

Market Capitalization (Dollars in Billions)
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
$45B
HP
$21B
Compaq
$11B
Index Growth
$17B
Lost Value
$60B
$17B
Compaq
$43B
HP
8/31/2001
8/31/2001
11/14/2001
Lost Value
11/14/2001

Note: Based on closing share prices as of dates indicated. Index growth defined as hypothetical change in combined market value had share price performed in line with an index of comparable companies consisting of Computer Sciences, Gateway, Dell, IBM, Lexmark, Sun, EMC, EDS and Accenture

58

Financial Evaluation

Market Reaction Hypotheses

- Investors must believe one or more of the following:
  - The price being paid for Compaq is too high
  - The portfolio shifts to a riskier mix: cost of capital rises
  - The strategic position of the combined businesses is not transformed
  - The execution costs and risks to revenues outweigh the synergies and strategic vision
  - The synergies are not likely to be realized
  - The company has closed off valuable strategic options

59

[1]	First Call mean estimates as of 8/31/01

[2]	First Call mean estimates as of 11/14/01

60

Note:	[1]	Implied ownership for revenue, EBITDA, EBITDA-Capex and EBIT calculated based on contribution to aggregate value assuming equivalent aggregate value multiples, net debt for HP of $1.1Bn as of 10/31/01 and net cash for Compaq of $1.8Bn as of 9/30/01

	[2]	LTM data for HP as of 10/31/01 and 9/30/01 for Compaq, excluding non-recurring and extraordinary items

	[3]	LTM Capex for HP as of 7/31/0

	[4]	CY01E for HP based on Morgan Stanley research dated 10/2/01, FFL estimates

	[5]	Based on Banc of America Securities research dated 10/11/01

	[6]	Based on First Call mean estimates as of 11/14/01

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Notes:

1)	Based on First Call consensus EPS estimates for HP of $1.05 for FY2002 (October) and $1.60 for FY2003 that have been calendarized for December year end ($1.14 for CY2002 and $1.63 for CY2003)

2)	Based on First Call consensus EPS estimates for Compaq of $0.66 for CY2002 and $0.88 for CY2003

3)	Based on management estimated pre-tax synergies of $390MM in HP FY2002, $2.0Bn in FY2003, $2.4Bn in FY2004 ($658MM for CY2002 and $2.1Bn for CY2003) and a 26% effective tax rate

4)	Assumes revenue loss of 5.0% in 2002 and 2003 based on management comments; estimated combined revenues of $75.2Bn in CY 2002 and $80.6Bn in CY 2003 before revenue losses based on Banc of America Securities research dated 10/11/01; assumes a 25.0% contribution margin and a 26.0% effective tax rate

5)	Based on First Call consensus EPS estimates for HP of $0.84 for FY2002 (October) and $1.24 for FY2003 that have been calendarized for December year end ($0.91 for CY2002 and $1.26 for CY2003)

6)	Based on First Call consensus EPS estimates for Compaq of $0.15 for CY2002 and $0.35 for CY2003

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Notes:

[1]	Based on First Call consensus EPS estimates for HP of $0.84 for FY2002 (October) and $1.24 for FY2003 that have been calendarized for December year end ($0.91 for CY2002 and $1.26 for CY2003)

[2]	Based on First Call consensus EPS estimates for Compaq of $0.15 for CY2002 and $0.35 for CY2003

[3]	Based on management estimated pre-tax synergies of $390MM in HP FY2002, $2.0Bn in FY2003, $2.4Bn in FY2004 ($658MM for CY2002 and $2.1Bn for CY2003) and a 26% effective tax rate

[4]	Based on estimated combined revenues of $75.2Bn in CY 2002 and $80.6Bn in CY 2003 before revenue losses based on Banc of America Securities research dated 10/11/01; assumes a 25.0% contribution margin and a 26.0% effective tax rate

63

Financial Evaluation

Analyst Dilution Estimates

- Analysts predict 16% to 39% dilution in 2003 for HP shareholders

	Accretion/(Dilution) 2003	2004
Banc of America[1]		
Management Case[2]	12%	
Base Case[3]	(19%)	
Worst Case[4]	(32%)	
Morgan Stanley[5]		
Management Case[6]	8%	12%
Base Case[7]	(16%)	(1%)
Worst Case[8]	(39%)	(12%)

[1] Based on research dated 10/11/01 analyzed on a calendar year basis
[2] Assumes no revenue loss and $2.1B in cost savings
[3] Assumes 7.5% revenue reduction and $1.8B in cost savings
[4] Assumes 10.0% revenue reduction and $1.6B in cost savings
[5] Based on research dated 10/2/01, analyzed on an October fiscal year basis
[6] Assumes 5% discount to combined revenues and $2.0B and $2.4B in 2003 and 2004 respectively
[7] Assumes 10.0% discount to combined revenues, 50 basis points decrease in combined gross margin and $2.4B in pre-tax cost savings in 2003 and 2004, respectively
[8] Assumes 15.0% discount to combined revenues, 100 basis point decrease in combined gross margin and $2.4B in pre-tax cost savings in 2003 and 2004, respectively

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Financial Evaluation

Rating Agencies' Actions Confirm Deteriorating Credit Quality and Increased Risk

Moody's

- ***September 5, 2001***
  - Downgraded long-term senior rating of Hewlett-Packard two notches from Aa3 to A2 and announced a negative ratings outlook.
  - Placed Compaq ratings under review for possible upgrade of senior from Baa2
- ***November 7, 2001***
  - Affirmed Hewlett-Packard and Compaq's ratings and announced that Compaq's ratings could be pressured if merger were to be cancelled

Standard & Poor's

- ***September 4, 2001***
  - Placed its ratings on Hewlett-Packard and related entities on CreditWatch with negative implications and its ratings on Compaq on CreditWatch with positive implications

Note:	Management, September 2001

65

Note:	[1] Based on Morgan Stanley research dated 10/2/01; FFL estimates

[2] Banc of America research dated 10/11/01

[3] Based on predicted beta from Bara research weighted by market cap

[4] PC Index consists of Apple, Gateway and Dell

[5] Printers & Services Index consists of Accenture, Canon, CSC, EDS, Xerox and Lexmark

66

Financial Evaluation

Compaq Perspective

"Compaq's willingness to accept a relatively low acquisition premium may be indicative of the company's inability to achieve its own internal profit targets."

– Bernstein Research, 9/07/01

Market trends challenging Compaq strategically and financially

- Negative industry trends impact a greater portion of the Compaq business
- Dell is moving into Compaq's low-end server market with its more efficient business model

Financial outlook improved with deal

- Analysts have downgraded Compaq's earnings since the announcement by more than Hewlett-Packard's
- Credit improved by the transaction[1]
- Compaq has substantially lower earnings to support ongoing losses in PCs (Compaq = 1.3x; HP = 4.7x)[2]

[1]	S&P and Moody’s announced possible ratings upgrades for Compaq on September 4, 2001 and September 5, 2001, respectively

[2]	Based on CY01E EBIT, Morgan Stanley research dated 10/2/01, FFL estimates, and Banc of America research dated 10/11/01

67

Conclusion

Balancing its risks and rewards, we conclude that the proposed Hewlett-Packard-Compaq merger is an unattractive transaction for the Trust

1. Resulting business portfolio is worse than existing HP portfolio
2. Acquisition will not solve HP's strategic problems
3. Integration risk is substantial
4. Financial impact on HP shareholders is unattractive

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IMPORTANT INFORMATION

Walter B. Hewlett plans to file a proxy statement with the Securities and Exchange Commission relating to a solicitation of proxies from the stockholders of Hewlett-Packard Company in connection with a meeting of stockholders of Hewlett-Packard to be held for the purpose of voting on various matters relating to the possible merger transaction involving Hewlett-Packard and Compaq Computer Corporation. SECURITY HOLDERS ARE ADVISED TO READ THAT PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. The proxy statement, along with any other relevant documents, will be available for free at www.sec.gov. You may also obtain a free copy of the proxy statement, when it becomes available, by contacting MacKenzie Partners at 212-929-5500, or at www.mackenziepartners.com. Information regarding the names, affiliation and interests of individuals who may be deemed to be participants in the solicitation of proxies of Hewlett-Packard's stockholders is available in the Soliciting Materials on Schedule 14A filed by Walter B. Hewlett with the SEC.

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